Exhibit 99.1

Angi Appoints Michael Steib As CEO

Experienced, Transformative Leader Tapped as Angi Transitions from Turnaround to Growth

DENVER, September 22, 2026 -- Angi (NASDAQ: ANGI), a leading digital home services marketplace, today announced the appointment of Michael Steib as Chief Executive Officer, succeeding Jeff Kip. As CEO, Mr. Steib will remain a member of Angi’s board and lead Angi’s executive team, overseeing strategy and daily management of the company. As Mr. Steib assumes the CEO role, Joey Levin will transition from his role as Executive Chairman of the Board to Chairman. All changes are effective immediately.

Mr. Steib has extensive executive experience building category-leading digital products and durable business models at publicly traded companies, most recently as president and CEO of TEGNA (NYSE: TGNA), which was acquired by Nexstar Media Group at a substantial premium in March 2026. His track record of success for revitalizing brands and generating shareholder value extends across tech, commerce, and media, and he brings a focus on running extremely efficient and high velocity teams.

“Mike is bringing enormous energy and spot-on experience to Angi. His palpable excitement for the brand and the product will be quickly apparent to Angi’s customers, and the opportunities Mike sees in our current AI landscape are invigorating,” said Joey Levin. “I expect Mike to continue his tremendous record of delivering meaningful incremental value for shareholders, several times over.”

Prior to being president and CEO of TEGNA, Mr. Steib was CEO of Artsy, the leading online marketplace for buying and selling art globally. Previously, he was CEO of XO Group Inc., parent company of The Knot, where the company’s stock tripled under his leadership before it merged with WeddingWire Inc. At Artsy and XO Group, Mr. Steib was able to build industry-leading digital products and grow revenue and profitability metrics.

“Angi has an important mission, helping homeowners when they need it and delivering business to hard-working professionals,” said Michael Steib. “We're going to use the revolutionary power of AI to make our products better for both, and we're going to move with urgency. I see real opportunities for upsides in profitability in the near-term and I look forward to working with this team to build a bright future for Angi."

Mr. Kip will serve as advisor to the company for six months to ensure a smooth transition. Mr. Levin expressed the Board’s appreciation for Mr. Kip’s leadership as CEO. “Jeff assumed leadership of Angi during a complex and challenging time across the shifting economic and digital landscapes. He played a pivotal role integrating multiple product and technology platforms globally, expanding margins and spurring growth. The Board thanks Jeff for his insight, unwavering dedication and foundational service to our company across multiple key roles and we wish him every success with all of his future endeavors,” Mr. Levin said.

About Angi Inc.

Angi (NASDAQ: ANGI) helps homeowners get home projects done well and helps home service professionals grow their businesses. Founded in 1995, Angi connects homeowners with skilled local professionals, from plumbers and electricians to remodelers and landscapers, and provides tools for researching costs, planning projects and hiring with confidence. Homeowners have turned to Angi, and our vast network of skilled home pros, for help with more than 300 million projects.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans,” “intends,” “will,” “may”, “could” and “believes,” among similar expressions, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to the leadership transition, our ability to successfully manage the leadership transition, our future business, financial condition, results of operations and financial performance, our business prospects and strategy, trends in the home services industry and other similar matters. These forward-looking statements are based on the expectations and assumptions of our management about future events as of the date of this communication, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) the continued migration of the home services market online, (ii) our ability to market our various products and services in a successful and cost-effective manner, (iii) the continued display of links to websites offering our products and services in a prominent manner in search results, (iv) our ability to expand our pre-priced offerings while balancing the overall mix of service requests and directory services on Angi platforms, (v) our ability to establish and maintain relationships with quality and trustworthy Pros, (vi) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (vii) our ability to access, share and use personal data about consumers, (viii) our continued ability to communicate with consumers and Pros via e-mail (or other sufficient means), (ix) our ability to continue to generate leads for Pros given changing requirements applicable to certain communications with consumers, (x) any challenge to the contractor classification or employment status of our Pros, (xi) our ability to compete, (xii) adverse economic events or trends (particularly those that impact consumer confidence and spending behavior), (xiii) our ability to maintain and/or enhance our various brands, (xiv) our ability to protect our systems, technology and infrastructure from cyberattacks and to protect personal and confidential user information (including credit card information), as well as the impact of cyberattacks experienced by third parties, (xv) the occurrence of data security breaches and/or fraud, (xvi) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xvii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructures (and those of third parties with whom we do business), (xviii) changes in key personnel, (xix) our development and use of AI and machine learning technologies and the related legal and regulatory developments, (xx) various risks related to our relationship with IAC following the spin-off, (xxi) our ability to generate sufficient cash to service our indebtedness, (xxii) the impact of our current and future indebtedness on our ability to obtain additional financing and pursue other business opportunities and (xxiii) certain risks related to ownership of our Class A common stock.

Certain of these and other risks and uncertainties are discussed in Angi Inc.’s filings with the Securities and Exchange Commission (the "SEC"), including the most recent Annual Report on Form 10-K filed with the SEC on February 20, 2026, and subsequent reports that Angi Inc. files with the SEC. Other unknown or unpredictable factors that could also adversely affect Angi Inc.’s business, financial condition, and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Contact Information

Angi Corporate Communications
Jennifer Myers
(303) 963-8352

Angi Investor Relations

Sophia Nam, Julie Hoarau

(720) 282-1958